Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 15 – COMMITMENTS AND CONTINGENCIES

Payable on Sale of Partnership

On September 26, 2008, the Company sold its 5.33% limited partner interest in Hall-Houston Exploration II, L. P. pursuant to a Partnership Interest Purchase Agreement dated September 26, 2008, as amended on September 29, 2008. The interest was purchased by a non-affiliated partnership for a cash consideration of $8.0 million and the purchaser's assumption of the first $1,353,000 of capital calls subsequent to September 26, 2008. The Company agreed to reimburse the purchaser for up to $754,255 of capital calls in excess of the first $1,353,000. The Company's net gain on the sale of the asset is subject to future upward adjustment to the extent that some or all of the $754,255 is not called. The liability as of December 31, 2011 and 2010 was $640,695.

Operational Contingencies

The exploration, development and production of oil and gas assets are subject to various, federal and state laws and regulations designed to protect the environment. Compliance with these regulations is part of our day-to-day operating procedures. Infrequently, accidental discharge of such materials as oil, natural gas or drilling fluids can occur and such accidents can require material expenditures to correct. We maintain levels of insurance we believe to be customary in the industry to limit its financial exposure. We are unaware of any material capital expenditures required for environmental control during this fiscal year.

Leases

As of December 31, 2011, we rent various office spaces in Houston, Texas, that total approximately 16,600 square feet at a cost of $37,925 per month for the remaining terms ranging from two to fifty-two months. Triad Hunter had various lease commitments for periods ranging from three to seventy-four months at December 31, 2011, and with monthly payments of approximately $29,518 as of that date. Williston Hunter has office spaces in Calgary, Alberta and Denver, Colorado that have a combined monthly payment of $31,517.

Drilling Contract

On June 24, 2011, the Company entered into a forty month drilling contract from July 1, 2011, through October 31, 2014. Our remaining maximum liability under the drilling contract, which would apply if we terminated the contract before the end of its term, was approximately $16.6 million as of December 31, 2011.

Employment Agreements

We have outstanding employment agreements with three of our senior and executive officers for terms ranging from four to nine months. Our maximum commitment under the employment agreements, which would apply if the employees covered by these agreements were all terminated without cause, was approximately $963,000 at December 31, 2011.